Exhibit 10.1



                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (the "Agreement") is made and entered into as of this 17th day of March, 2000 by and among Michael Silverman ("Silverman" or "Seller") at 12 Sussex Road, Great Neck, NY 11020 on the one hand, and Juniper Group, Inc., a Nevada corporation having its principal place of business at 111 Great Neck Road, Great Neck, New York 11021 ("Purchaser"), on the other hand.

                              W I T N E S S E T H:

     WHEREAS, Seller owns and desires to sell, assign and convey to Purchaser one hundred percent (100%) of the issued and outstanding shares of the capital stock (the "CDA Shares") of Computer Design Associates, Ltd., a New York corporation (the "Company"), and Purchaser desires to purchase and acquire such CDA Shares from Seller on and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                           SALE AND PURCHASE OF SHARES

1.1 Sale and Purchase. Subject to the terms and conditions contained herein, Seller hereby agrees to sell, transfer, assign, convey and deliver to Purchaser, and Purchaser hereby agrees to purchase and accept from Seller, all of its right, title and interest in and to the CDA Shares, free and clear of any liens, pledges, security interests, claims or encumbrances of any kind.

1.2 The Purchase Price. The consideration payable by Purchaser for the CDA Shares to be sold to Purchaser as provided herein shall be One Hundred Fifty Thousand (150,000) shares of Common Stock, $.001 par value, of Purchaser (the "JUNI Shares"). The JUNI Shares shall have the piggyback registration rights set forth in Exhibit A annexed hereto.

1.3 Additional Consideration (a) 90 days from closing, 100,000 shares or options as bonus compensation if 65% of the projections through the month prior to 90 days from closing are met. Options are exercisable at $.68 per share for five years.

(b) 180 days from closing, 100,000 shares or options as bonus compensation if 65% of the projections through the month prior to 180 days from closing are met. Options are exercisable at $.68 per share for five years.

(c) On January 31, 2001, 100,000 shares or options (on same terms) if earnings before Purchaser's overhead, interest, taxes and amortization of $300,000 is achieved for calendar 2000.

                                   ARTICLE II
                   CLOSING; CONDITIONS TO CLOSING; DELIVERIES

2.1 Closing. The closing of this transaction (the "Closing") shall be held on or about April 3, 2000, the Closing Date, at or about 10:00 A.M., Eastern Standard Time, at the offices of the Purchaser, or at such other time and place upon which the parties shall agree.

2.2 Conditions to Purchaser's Obligation. Purchaser's obligation hereunder to purchase and pay for the CDA Shares by issuing the JUNI Shares to Seller, is subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived, in whole or in part, by Purchaser in its discretion, and Seller shall use its best efforts to cause such conditions to be fulfilled:

(a) Representations and Warranties Correct; Performance of Covenants; Satisfaction of Conditions. The representations and warranties of Seller contained in this Agreement (including the Exhibits and Schedules hereto) and those otherwise made in writing by or on behalf of Seller in connection with the transactions contemplated by this Agreement shall be true, complete and accurate both when made and on and as of the Closing Date as though such representations and warranties were made at and as of such date. Seller shall have duly and properly performed, complied with, satisfied and observed each of its covenants, agreements, conditions to closing and obligations contained in this Agreement to be performed, complied with, satisfied and observed on or before the Closing Date.

(b) Purchase Permitted by Applicable Laws. The purchase of and payment for the CDA Shares to be purchased by Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation and shall not subject Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

(c) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken by Seller and Purchaser in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be satisfactory in form and substance to Purchaser and its counsel, and Purchaser shall have received all such information and such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

(d) Delivery of Documents. Seller shall have delivered, or caused to be delivered, to Purchaser the following:

( i) corporate certificate of good standing of the Company from the jurisdiction in which the Company is incorporated;

( ii) the CDA Shares, with duly executed stock powers and all other documents and signatures necessary or appropriate for their transfer to Purchaser free and clear by delivery;

(iii)certified copies of the Certificate of Incorporation and By-Laws of the Company;

(iv) the written resignations of each and every officer and director of the Company and all documents necessary to elect or appoint Purchaser's nominees to such positions;

(vi) all documents necessary or appropriate to change the authorized signatories of Company' bank accounts and to otherwise take possession and full operational control of the Company and its respective assets; and (vii) all other consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Seller, or reasonably requested by Purchaser, at or before the Closing.

(e)  No Adverse  Decision.  There  shall be no action,  suit,  investigation  or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

(f) No Adverse Change. From the date of incorporation up to the Closing Date, the Company shall not have suffered any adverse change (whether or not such change is described in the Exhibits or Schedules hereto or any supplement to the Exhibits or Schedules) in its business, affairs, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations, and Seller shall have delivered to Purchaser a certificate signed by it and dated the Closing Date, to such effect.

(g) Due Diligence. The Purchaser shall have completed, to its reasonable satisfaction, its due diligence review of the Company's operations.

(h) Securities Law Compliance. All actions and steps necessary to assure compliance with applicable Federal and state securities laws in connection with the lawful sale of the CDA Shares pursuant to this Agreement, shall have been duly obtained and shall be effective on and as of the Closing. This shall be the sole responsibility of the Purchaser.

(i) Approvals and Consents. Seller and Purchaser shall have duly obtained all authorizations, consents, rulings, approvals and licenses, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, having jurisdiction over the parties hereto, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to each other, and all thereof shall be in full force and effect at the time of Closing.

(j) Web Site. The Company's web site will be in reasonably acceptable condition to Purchaser.

2.3 Conditions to the Obligation of the Seller. The obligation of Seller to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions on or prior to the Closing Date, any of which may be waived, in whole or in part, by the Seller in its sole discretion, and Purchaser shall use its best efforts to cause such conditions to be fulfilled:

(a) Representations and Warranties Correct; Performance. The representations and warranties of Purchaser in this Agreement shall be true, complete and accurate when made and on and as of the Closing Date.

(b) Purchase Permitted by Applicable Laws. The purchase of and payment for the CDA Shares shall not be prohibited by any applicable law or governmental regulation.

(c) Delivery of JUNI Shares. Purchaser shall have delivered the JUNI Shares, or a copy of the Board Resolution authorizing and directing delivery to Seller within ten (10) days after closing.


                                   ARTICLE III
                     SELLER'S REPRESENTATIONS AND WARRANTIES

     Seller hereby represents and warrants to, and agrees with, Purchaser as follows:

3.1  Organization  and  Good  Standing.   The  Company  is  a  corporation  duly
     organized, validly existing and in good standing under the laws of the State of New York.

3.2 Authority. Seller has full authority to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of the Company's respective Certificate of Incorporation, By-Laws or of any indenture, agreement, judgment, decree or other instrument or restriction to which the Company or Seller is a party or by which the Company, Seller, the Shares or any of their assets may be bound or affected; the execution and delivery of this Agreement have been and, as of the Closing Date, the consummation of the transactions contemplated hereby will have been, duly authorized, and no authorization or approval, whether of the stockholders or directors of the Company or of governmental bodies or otherwise, will be necessary in order to enable Seller to enter into and perform same; and this Agreement constitutes a valid and binding obligation enforceable against Seller in accordance with its terms.

3.3 Capitalization. The authorized capital stock of the Company consists of 200 shares of common stock, $ no par value, of which 100 shares are issued and outstanding. All of the aforesaid issued and outstanding shares of the Company are directly owned of record and beneficially by Seller, have been duly authorized and validly issued and are fully paid and non-assessable.

3.4  Compliance  With  Law.  The  Company  is not  in  violation  of  any  laws,
     governmental   orders,  rules  or  regulations  to  which  the  Company  or businesses are subject.

3.5 Litigation. There are no actions, suits, proceedings or investigations (including any purportedly on behalf of the Company) pending or threatened against or affecting the business or properties of the Company whether at law or in equity or admiralty or before or by any governmental department, commission, board, agency, court or instrumentality, domestic or foreign; nor is the Company operating under, subject to, in violation of or in default with respect to, any judgment, order, writ, injunction or degree of any court or other governmental department, commission, board, agency or instrumentality, domestic or foreign. No inquiries have been made directly to the Company or Seller by any governmental agency which might form the basis of any such action, suit, proceeding or investigation, or which might require the Company to undertake a course of action which would involve any expense. No filings have been made by any present or former employee of the Company with the Equal Employment Opportunity Commission or any governmental agency, asserting any claim based on alleged race, gender (including, without limitation, sexual harassment), age or other type of discrimination on the part of the Company.

3.6 Brokers. There has been no broker or finder involved in any manner in the negotiations leading up to the execution of this Agreement or the consummation of any transactions contemplated hereby, and Seller agrees to indemnify Purchaser against and hold Purchaser harmless from any claim made by any person for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understanding made by Seller.

3.7 Transactions with Affiliates. There are no loans, leases, royalty agreements, employment contracts or any other agreement or arrangement, oral or written, between the Company, on the one hand, and any past or present stockholder, officer, employee, consultant or director of the Company or Seller (or any member of the immediate family of such stockholder, officer, employee, consultant, director or Seller), on the other hand.

3.8  Acquisition of Securities.

(a) Seller is acquiring the JUNI Shares for his own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

(b) Seller is: (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience, to protect his own interests in connection with the transactions described in this Agreement, and the related documents, and
     (iv) able to afford the entire loss of his investment in the JUNI Shares.

(c) Seller acknowledges that the JUNI Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Purchaser is relying upon the truth and accuracy of, and Seller's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire the JUNI Shares.

(d) Seller has been provided with, and has read the Company's Annual Report on Form 10KSB for fiscal year ended December 31, 1999, the Company's Proxy dated December 10, 1999, and the Company's Quarterly Reports on Form 10 QSB for the fiscal quarter ended September 30, 1999 (collectively, the SEC Reports). Seller and his advisors, if any, have also been furnished with materials relating to the business, finances and operations of Purchaser and materials relating to the offer and sale of the JUNI Shares which have been requested by Seller. Seller and his advisors, if any, have been afforded the opportunity to ask questions of the Purchaser and has received complete and satisfactory answers to any such inquiries.

(e) Seller understands that his investment in the JUNI Shares involves a high degree of risk.

(f) Seller understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the JUNI Shares.

(g) Seller acknowledges that: (i) the JUNI Shares have not been and are not being registered under the provisions of the Securities Act and may not be transferred unless (A) subsequently registered thereunder or (B) Purchaser shall have received an opinion of counsel, reasonably satisfactory in form, scope and substance to Purchaser, to the effect that the JUNI Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of the JUNI Shares made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such JUNI Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and
     (iii) neither the Company nor any other person is under any obligation to register the JUNI Shares under the Securities Act or to comply with the terms and conditions of any exemption thereunder.

(h) Seller acknowledges and agrees that until such time as the JUNI Shares have been registered under the Securities Act, the JUNI Shares shall bear a restrictive legend in substantially the following form:

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to the Seller as follows:

4.1 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

4.2 Corporate Authority. Purchaser has full authority to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, would result in a breach, violation or default of any of the terms or provisions of Purchaser's Certificate of Incorporation, By-Laws or of any indenture, agreement, judgment, decree or other instrument or restriction to which Purchaser is a party or by which Purchaser may be bound or affected; and this Agreement constitutes a valid and binding obligation enforceable against Purchaser in accordance with its terms.

4.3 JUNI Shares. The JUNI Shares to be issued to Seller hereunder will be duly authorized, validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof.

4.4 SEC Documents, Financial Statements. The Common Stock of Purchaser is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and listed for quotation on The Nasdaq SmallCap Market under the symbol "JUNI". Purchaser has filed all reports, schedules, forms, statements and other documents required to be filed by the Purchaser with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by Purchaser with the SEC under the Securities Act of 1933, as amended (the "Act") (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). Purchaser has delivered to the Seller true and complete copies of the SEC Documents (except for exhibits and incorporated documents).

     As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Purchaser included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Purchaser as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.5 No Material Adverse Change. Since the date of the most recently filed SEC Documents, no event has occurred or exists with respect to Purchaser or any of its subsidiaries which would be likely to have, or has had, a material adverse effect on Purchaser and its subsidiaries taken as a whole.

4.6 Brokers. There has been no broker or finder involved in any manner in the negotiations leading up to the execution of this Agreement or the consummation of any transactions contemplated hereby, and Purchaser agrees to indemnify Seller against and hold Seller harmless from any claim made by any person for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understanding made by Purchaser.

                                    ARTICLE V
                     CONDUCT OF BUSINESS PENDING THE CLOSING

     Between the date hereof and the Closing, and except as otherwise expressly consented to in writing in advance or approved in writing in advance by
Purchaser:

5.1 Regular Course of Business. Seller will cause the Company to carry on its business diligently and substantially in the same manner as heretofore conducted, and shall not permit it to institute any new methods of management, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment, except in the usual and ordinary course of business and consistent with past practice as limited by the more restrictive provisions of this Agreement, where applicable, or as otherwise specifically contemplated by this Agreement and not in violation thereof.

5.2 Organization. Seller shall preserve the corporate existence and business organization of the Company intact. In addition, and not in limitation of the foregoing, Seller will cause the Company to maintain and update any web sites.

                     ARTICLE VI TERMINATION AND ABANDONMENT

6.1 Methods of Termination. The transactions contemplated herein may be terminated at any time, but not later than the Closing:

(a)  By mutual written agreement of Purchaser and Seller;

(b) By Purchaser or Seller, if the Closing shall not have occurred on or prior to June 5, 2000 and the delay is beyond the reasonable control of the parties hereto.

6.2 Procedure upon Termination. In the event of termination and abandonment pursuant to Section 6.1 hereof, written notice thereof shall forthwith be given to the other parties hereto and the transactions contemplated by this Agreement shall be terminated without further action by Purchaser or Seller.

                                   ARTICLE VII
                               GENERAL PROVISIONS

7.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally, sent by telex or facsimile transmission or sent by certified or registered mail, return receipt requested, postage prepaid. Any such notice shall be deemed given when so delivered personally or when sent by facsimile transmission or, if mailed by certified or registered mail, ten (10) days after the date of deposit in the United States mail, postage prepaid, if addressed:

                  (a)      in the case of Seller to:

                           Michael Silverman
                           12 Sussex Road
                           Great Neck, New York  11020
                           Facsimile #: (516) 773-4516

                  (b)      in the case of Purchaser or JUNI to:

                           Juniper Group, Inc.
                           111 Great Neck Road
                           Great Neck, NY  11021
                           Facsimile #: (516) 829-4691

or to such other address or to such other person as Purchaser or Seller shall have last designated by written notice given as herein provided.

7.2 Modification. This Agreement contains the entire agreement between the parties hereto and there are no agreements, warranties or representations which are not set forth herein. All prior negotiations, representations, warranties, agreements and understandings are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto and dated on or subsequent to the date hereof.

7.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State. Seller and Purchaser hereby irrevocably consent to the jurisdiction of any New York State or Federal court located in Nassau County, New York over any action or proceeding arising out of any dispute between Seller and Purchaser and irrevocably agrees, in this regard, not to commence any action or proceeding arising out of any dispute between Seller and Purchaser in any other jurisdiction.

7.4 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7.5 Paragraph Headings. The paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

7.6 Waiver. The waiver of one breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.




SELLER                              JUNIPER GROUP, INC., (PURCHASER)

By: /s/ Michael Silverman             By:/s/ Vlado P. Hreljanovic
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    Michael Silverman

                                      Title: President
                                             ---------
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                                   EXHIBIT "A"


     (a) Request for Registration. At any time after the date hereof, if the Company proposes to file a registration statement under the Securities Act (other than a registration statement on Form S-4 or S-8 (or any similar or successor form that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or offering of securities or debt solely to the Company's existing security or debt holders) with respect to an offering of securities of the same class as the Registrable Securities by the Company for its own account or for the account of any of its security holders, then the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 days before the anticipated filing date). Such notice shall offer each Holder the opportunity to have all or any of the Registrable Securities held by such Holder included in the registration statement proposed to be filed or, at the Company's option, in a separate registration statement to be filed concurrently with such registration statement (the "Piggy-back Registration"). Within ten days after receiving such notice, each Holder may make a written request to the Company that any or all of the Holder's Registrable Securities be included in the Piggy-back Registration, which notice shall specify the number of shares to be so included. Subject to Section 3(b) hereof, the Company shall include in the Piggy-back Registration (or in a separate registration statement filed concurrently therewith) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten days after the receipt by each Holder of the Company's notice. The Company may in its discretion withdraw any registration statement filed pursuant to this Section 3(a) subsequent to its filing without liability to the Holders except with respect to Registration Expenses. Any Holder shall be permitted to withdraw all or part of such Holder's Registrable Securities requested to be included in a Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration without any liability for any Registration Expenses.

     (b) Priority on Piggy-back Registration. If any Piggy-Back Registration is to be an underwritten offering, the Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters to permit the shares of Registrable Securities requested by the Holders of Registrable Securities ("Selling Piggy-back Holders") to be included in the Piggy- back Registration (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if the managing Underwriter or Underwriters of such offering advise the Company in writing that, in their opinion, the number of Registrable Securities and any other securities requested to be included in such offering is sufficiently large to have Material Adverse Effect, then (i) if such Piggy-back Registration is incident to a primary registration on behalf of the Company, the amount of securities to be included in the Piggy-back Registration for any persons (other than the Company and the Selling Piggy-back Holders) shall first be reduced, and thereafter the Registrable Securities to be offered for the account of the Selling Piggy-back Holders shall be reduced or limited, subject to any written agreement among the Selling Piggy-back Holders, on a Pro Rata Basis so that the total number of securities to be included in the offering shall be the total number of securities recommended by such managing Underwriter or Underwriters, unless any of the Selling Piggy-back Holders desires to sell a number of Registrable Securities that is less than the total pro rata amount that he is entitled to sell, in which event the number of Registrable Securities not so elected to be sold shall be allocated among the other Selling Piggy-back Holders on a Pro Rata Basis, and (ii) if such Piggy-back Registration is incident to a secondary registration on behalf of holders of securities of the Company (excluding pursuant to Section 2 hereof, in which priority will be governed by Section 2(d) hereof), the Company shall include in such registration statement (A) first, the number of securities of such person(s) on whose behalf the registration is being made (allocated among such persons as they may so determine), (B) second, the number of Registrable Securities requested to be included in such registration pursuant to this Section 3 in excess of the securities of such persons on whose behalf the registration is being made propose to sell that, in the opinion of such managing Underwriters, can be sold without causing a Material Adverse Effect on such offering, allocated among the Selling Piggy-back Holders, subject to any written agreement among the Selling Piggy- back Holders on a Pro Rata Basis as described in clause (i) above, and
(C) third, the number of securities requested to be included in such registration by the Company or by other persons pursuant to similar piggy-back registration rights (allocated among the Company and such persons as they may so determine).

     (c) Limitations on Piggy-back Registration. The Company shall not be obligated to effect more than two Piggy-back Registrations under this Section.